Exhibit 99.(h)(1)(b)

AMENDMENT TO EXHIBIT A

SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Fund Administration and Accounting Agreement dated September 17, 2018, and as subsequently amended, by and between such trusts and The Bank of New York Mellon.

March 15, 2022

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF
2.	Invesco BuyBack AchieversTM ETF
3.	Invesco Dividend AchieversTM ETF
4.	Invesco Dow Jones Industrial Average Dividend ETF
5.	Invesco DWA Momentum ETF
6.	Invesco DWA Basic Materials Momentum ETF
7.	Invesco Dynamic Biotechnology & Genome ETF
8.	Invesco Dynamic Building & Construction ETF
9.	Invesco DWA Consumer Cyclicals Momentum ETF
10.	Invesco DWA Consumer Staples Momentum ETF
11.	Invesco Dynamic Energy Exploration & Production ETF
12.	Invesco DWA Energy Momentum ETF
13.	Invesco DWA Financial Momentum ETF
14.	Invesco Dynamic Food & Beverage ETF
15.	Invesco DWA Healthcare Momentum ETF
16.	Invesco DWA Industrials Momentum ETF
17.	Invesco Dynamic Large Cap Growth ETF
18.	Invesco S&P 100 Equal Weight ETF
19.	Invesco Dynamic Large Cap Value ETF
20.	Invesco Dynamic Leisure and Entertainment ETF
21.	Invesco Dynamic Market ETF
22.	Invesco Dynamic Media ETF
23.	Invesco S&P Midcap Momentum ETF
24.	Invesco S&P Midcap Quality ETF
25.	Invesco S&P Midcap Value with Momentum ETF
26.	Invesco Dynamic Networking ETF
27.	Invesco Dynamic Oil & Gas Services ETF
28.	Invesco Dynamic Pharmaceuticals ETF
29.	Invesco Dynamic Semiconductors ETF
30.	Invesco S&P SmallCap Momentum ETF
31.	Invesco S&P SmallCap Value with Momentum ETF
32.	Invesco Dynamic Software ETF
33.	Invesco DWA Technology Momentum ETF
34.	Invesco DWA Utilities Momentum ETF
35.	Invesco Financial Preferred ETF
36.	Invesco FTSE RAFI US 1000 ETF
37.	Invesco FTSE RAFI US 1500 Small-Mid ETF
38.	Invesco S&P 500 GARP ETF
39.	Invesco S&P 500 Value with Momentum ETF
40.	Invesco Global Listed Private Equity ETF
41.	Invesco Golden Dragon China ETF
42.	Invesco High Yield Equity Dividend Achievers ETF
43.	Invesco International Dividend Achievers ETF
44.	Invesco Zacks Mid-Cap ETF
45.	Invesco Zacks Multi-Asset Income ETF
46.	Invesco MSCI Sustainable Future ETF
47.	Invesco NASDAQ Internet ETF
48.	Invesco Raymond James SB-1 Equity ETF
49.	Invesco S&P MidCap 400® Equal Weight ETF
50.	Invesco S&P MidCap 400® Pure Growth ETF

51.	Invesco S&P MidCap 400® Pure Value ETF
52.	Invesco S&P 500® BuyWrite ETF
53.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF
54.	Invesco S&P 500® Equal Weight Communication Services ETF
55.	Invesco S&P 500® Equal Weight Consumer Staples ETF
56.	Invesco S&P 500® Equal Weight Energy ETF
57.	Invesco S&P 500® Equal Weight ETF
58.	Invesco S&P 500® Equal Weight Financials ETF
59.	Invesco S&P 500® Equal Weight Health Care ETF
60.	Invesco S&P 500® Equal Weight Industrials ETF
61.	Invesco S&P 500® Equal Weight Materials ETF
62.	Invesco S&P 500® Equal Weight Real Estate ETF
63.	Invesco S&P 500® Equal Weight Technology ETF
64.	Invesco S&P 500® Equal Weight Utilities ETF
65.	Invesco S&P 500® Pure Growth ETF
66.	Invesco S&P 500® Pure Value ETF
67.	Invesco S&P 500® Top 50 ETF
68.	Invesco S&P 500® Quality ETF
69.	Invesco S&P SmallCap 600® Equal Weight ETF
70.	Invesco S&P SmallCap 600® Pure Growth ETF
71.	Invesco S&P SmallCap 600® Pure Value ETF
72.	Invesco S&P Spin-Off ETF
73.	Invesco Water Resources ETF
74.	Invesco Wilderhill Clean Energy ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 1-30 Laddered Treasury ETF
2.	Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF
3.	Invesco Alerian Galaxy Crypto Economy ETF
4.	Invesco California AMT-Free Municipal Bond ETF
5.	Invesco CEF Income Composite ETF
6.	Invesco China Technology ETF
7.	Invesco DWA Developed Markets Momentum ETF
8.	Invesco DWA Emerging Markets Momentum ETF
9.	Invesco DWA SmallCap Momentum ETF
10.	Invesco Emerging Markets Sovereign Debt ETF
11.	Invesco ESG NASDAQ 100 ETF
12.	Invesco ESG NASDAQ Next Gen 100 ETF
13.	Invesco ESG S&P 500 Equal Weight ETF
14.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF
15.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF
16.	Invesco FTSE RAFI Emerging Markets ETF
17.	Invesco FTSE International Low Beta Equal Weight ETF
18.	Invesco Fundamental High Yield® Corporate Bond ETF
19.	Invesco Fundamental Investment Grade Corporate Bond ETF
20.	Invesco Global Clean Energy ETF
21.	Invesco Global Short Term High Yield Bond ETF
22.	Invesco Global Water ETF
23.	Invesco International BuyBack AchieversTM ETF
24.	Invesco International Corporate Bond ETF
25.	Invesco KBW Bank ETF
26.	Invesco KBW High Dividend Yield Financial ETF
27.	Invesco KBW Premium Yield Equity REIT ETF
28.	Invesco KBW Property & Casualty Insurance ETF
29.	Invesco KBW Regional Banking ETF
30.	Invesco MSCI Global Timber ETF
31.	Invesco MSCI Green Building ETF
32.	Invesco NASDAQ 100 ETF
33.	Invesco Nasdaq Biotechnology ETF
34.	Invesco NASDAQ Next Gen 100 ETF

35.	Invesco National AMT-Free Municipal Bond ETF
36.	Invesco New York AMT-Free Municipal Bond ETF
37.	Invesco PHLX Semiconductor ETF
38.	Invesco Preferred ETF
39.	Invesco PureBeta FTSE Developed ex-North America ETF
40.	Invesco PureBeta FTSE Emerging Markets ETF
41.	Invesco PureBeta MSCI USA ETF
42.	Invesco PureBeta MSCI USA Small Cap ETF
43.	Invesco PureBeta US Aggregate Bond ETF
44.	Invesco PureBeta 0-5 Yr US TIPS ETF
45.	Invesco Russell 1000 Enhanced Equal Weight ETF
46.	Invesco Russell 1000 Equal Weight ETF
47.	Invesco Russell 1000 Low Beta Equal Weight ETF
48.	Invesco Solar ETF
49.	Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF
50.	Invesco S&P 500® High Beta ETF
51.	Invesco S&P 500® High Dividend Low Volatility ETF
52.	Invesco S&P 500® Low Volatility ETF
53.	Invesco S&P 500 Minimum Variance ETF
54.	Invesco S&P 500 Momentum ETF
55.	Invesco S&P 500 Enhanced Value ETF
56.	Invesco S&P 500 QVM Multi-factor ETF
57.	Invesco S&P 500 Revenue ETF
58.	Invesco S&P Emerging Markets Momentum ETF
59.	Invesco S&P Emerging Markets Low Volatility ETF
60.	Invesco S&P Global Water Index ETF
61.	Invesco S&P International Developed High Dividend Low Volatility ETF
62.	Invesco S&P International Developed Momentum ETF
63.	Invesco S&P International Developed Low Volatility ETF
64.	Invesco S&P International Developed Quality ETF
65.	Invesco S&P MidCap 400 QVM Multi-factor ETF
66.	Invesco S&P MidCap 400 Revenue ETF
67.	Invesco S&P MidCap Low Volatility ETF
68.	Invesco S&P SmallCap 600 QVM Multi-factor ETF
69.	Invesco S&P SmallCap 600 Revenue ETF
70.	Invesco S&P SmallCap Consumer Discretionary ETF
71.	Invesco S&P SmallCap Consumer Staples ETF
72.	Invesco S&P SmallCap Energy ETF
73.	Invesco S&P SmallCap Financials ETF
74.	Invesco S&P SmallCap Health Care ETF
75.	Invesco S&P SmallCap High Dividend Low Volatility ETF
76.	Invesco S&P SmallCap Industrials ETF
77.	Invesco S&P SmallCap Information Technology ETF
78.	Invesco S&P SmallCap Low Volatility ETF
79.	Invesco S&P SmallCap Materials ETF
80.	Invesco S&P SmallCap Quality ETF
81.	Invesco S&P SmallCap Utilities & Communication Services ETF
82.	Invesco S&P Ultra Dividend Revenue ETF
83.	Invesco Senior Loan ETF
84.	Invesco Taxable Municipal Bond ETF
85.	Invesco Treasury Collateral ETF
86.	Invesco Variable Rate Preferred ETF
87.	Invesco VRDO Tax-Free ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco Active U.S. Real Estate Fund
2.	Invesco Balanced Multi-Asset Allocation ETF
3.	Invesco Conservative Multi-Asset Allocation ETF
4.	Invesco Corporate Bond Factor ETF
5.	Invesco Focused Discovery Growth ETF

6.	Invesco Growth Multi-Asset Allocation ETF
7.	Invesco High Yield Bond Factor ETF
8.	Invesco Intermediate Bond Factor ETF
9.	Invesco Moderately Conservative Multi-Asset Allocation ETF
10.	Invesco Multi-Sector Bond Income Factor ETF
11.	Invesco Real Assets ESG ETF
12.	Invesco S&P 500® Downside Hedged ETF
13.	Invesco Select Growth ETF
14.	Invesco Short-Term Bond Factor ETF
15.	Invesco Total Return Bond ETF
16.	Invesco Ultra Short Duration ETF
17.	Invesco US Large Cap Core ESG ETF
18.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF
2.	Invesco Base Metals Commodity Strategy No K-1 ETF
3.	Invesco Bloomberg Commodity Strategy ETF
4.	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF
5.	Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF
6.	Invesco Energy Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2022 Corporate Bond ETF
2.	Invesco BulletShares 2022 High Yield Corporate Bond ETF
3.	Invesco BulletShares 2023 Corporate Bond ETF
4.	Invesco BulletShares 2023 High Yield Corporate Bond ETF
5.	Invesco BulletShares 2024 Corporate Bond ETF
6.	Invesco BulletShares 2024 High Yield Corporate Bond ETF
7.	Invesco BulletShares 2025 Corporate Bond ETF
8.	Invesco BulletShares 2025 High Yield Corporate Bond ETF
9.	Invesco BulletShares 2026 High Yield Corporate Bond ETF
10.	Invesco BulletShares 2027 High Yield Corporate Bond ETF
11.	Invesco BulletShares 2026 Corporate Bond ETF
12.	Invesco BulletShares 2027 Corporate Bond ETF
13.	Invesco BulletShares 2028 Corporate Bond ETF
14.	Invesco BulletShares 2028 High Yield Corporate Bond ETF
15.	Invesco BulletShares 2029 Corporate Bond ETF
16.	Invesco BulletShares 2029 High Yield Corporate Bond ETF
17.	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
18.	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
19.	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
20.	Invesco BulletShares 2025 USD Emerging Markets Debt ETF
21.	Invesco BulletShares 2022 Municipal Bond ETF
22.	Invesco BulletShares 2023 Municipal Bond ETF
23.	Invesco BulletShares 2024 Municipal Bond ETF
24.	Invesco BulletShares 2025 Municipal Bond ETF
25.	Invesco BulletShares 2026 Municipal Bond ETF
26.	Invesco BulletShares 2027 Municipal Bond ETF
27.	Invesco BulletShares 2028 Municipal Bond ETF
28.	Invesco BulletShares 2029 Municipal Bond ETF
29.	Invesco BulletShares 2030 Corporate Bond ETF
30.	Invesco BulletShares 2030 Municipal Bond ETF
31.	Invesco BulletShares 2031 Corporate Bond ETF
32.	Invesco BulletShares 2031 Municipal Bond ETF
33.	Invesco Defensive Equity ETF
34.	Invesco International Developed Dynamic Multifactor ETF

35.	Invesco Investment Grade Defensive ETF
36.	Invesco Investment Grade Value ETF
37.	Invesco Racial and Gender Diversity ETF
38.	Invesco Russell 1000® Dynamic Multifactor ETF
39.	Invesco Russell 2000® Dynamic Multifactor ETF
40.	Invesco RAFITM Strategic US ETF
41.	Invesco RAFITM Strategic US Small Company ETF
42.	Invesco RAFITM Strategic Developed ex-US ETF
43.	Invesco RAFITM Strategic Emerging Markets ETF

[ signature page follows]

THE BANK OF NEW YORK MELLON	INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Gerald Connors	By:	/s/ Anna Paglia

(signature)	(signature)
Gerard Connors	Anna Paglia
(name)	(name)
Vice President	President & Principal Executive Officer
(title)	(title)

INVESCO EXCHANGE-TRADED FUND TRUST	INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Anna Paglia	By:	/s/ Anna Paglia
(signature)	(signature)

Anna Paglia	Anna Paglia
(name)	(name)
President & Principal Executive Officer	President & Principal Executive Officer
(title)	(title)

INVESCO EXCHANGE-TRADED FUND TRUST II	INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Anna Paglia	By:	/s/ Anna Paglia
(signature)	(signature)

Anna Paglia	Anna Paglia
(name)	(name)
President & Principal Executive Officer	President & Principal Executive Officer
(title)	(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

By:	/s/ Anna Paglia
(signature)

Anna Paglia
(name)
President & Principal Executive Officer
(title)